UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 7, 2003
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Commission File Number       1-9887
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                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                 94-0506370
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         (State or other jurisdiction of                   (IRS Employer
          incorporation or organization)                Identification No.)

   1000 S.W. Broadway, Suite 2200, Portland, Oregon              97205
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    (Address of principal executive offices)                   (Zip Code)

                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


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 (Former name, former address and former fiscal year, if changed since last report)

               ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               On July 7, 2003, Oregon Steel Mills, Inc. (the
               "Registrant" or the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its certifying accountants. The Registrant's Audit Committee has approved this action.

               The audit reports of PricewaterhouseCoopers on the Registrant's financial statements for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               During the Registrant's two most recent fiscal years and through July 7, 2003, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in connection with its reports on the financial statements for such years.

               During the two most recent fiscal years and through July 7, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               The Registrant delivered a copy of this Form 8-K report to PricewaterhouseCoopers on July 7, 2003. Concurrently therewith, the Registrant requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether PricewaterhouseCoopers agrees with the above statements and, if not, stating the respects in which PricewaterhouseCoopers does not agree. Attached hereto as Exhibit
               16.1 is a copy of the letter of PricewaterhouseCoopers to the SEC dated July 7, 2003.

               On July 7, 2003, the Registrant engaged KPMG LLP ("KPMG") as its new independent accountant. The Registrant's Audit Committee has approved this action.

               During the Registrant's two most recent fiscal years and through July 7, 2003, the Registrant did not consult with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv)of Regulation S-K, or a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.


               ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits.

               Exhibit Number         Description

               16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated July 7, 2003, regarding change in certifying accountant.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OREGON STEEL MILLS, INC.



Date:        July 7, 2003                           /s/ Jeff S. Stewart
                                                 --------------------------
                                                      Jeff S. Stewart
                                                    Corporate Controller
                                                (Principal Accounting Officer)


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